UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2006

ALLIANCE FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

New York	000-15366	16-1276885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Madison Street, Syracuse, New York	13202
(Address of principal executive offices)	(Zip Code)

(315) 475-4478

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 6, 2006 Alliance Financial Corporation and its President and Chief Executive Officer, Jack H. Webb, entered into an employment agreement (“the Agreement”) as of August 1, 2006 replacing his current employment agreement, which expires July 31, 2006. The new agreement provides for a three-year term, which is extended automatically for twelve months on each August 1 unless either party declines the extension, a base salary of not less than $330,000, certain employee and severance benefits and a “change of control” termination benefit equal to 2.99 times average annual compensation limited, to the extent necessary, to prevent the application of Internal Revenue Code Section 280G. A copy of the Agreement is attached as Exhibit 10.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE FINANCIAL CORPORATION

Date:  July 7, 2006

By:	/s/ J. Daniel Mohr
J. Daniel Mohr Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Jack H. Webb Employment Agreement